GRAYSCALE FUNDS TRUST
SUPPLEMENT DATED JULY 25, 2025 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF EACH FUND LISTED IN SCHEDULE A

For each of the funds listed in Schedule A:

The following disclosure replaces and supersedes the corresponding disclosure in each fund’s Summary Prospectus and Prospectus in the section titled “Principal Investment Strategy”:
•	The Fund intends to make bi-weekly distribution payments to shareholders.

The following disclosure replaces and supersedes the corresponding disclosure in each fund’s Prospectus in the section titled “Dividends and Distributions”:
•	The Fund intends to pay out dividends from net investment income, if any, bi-weekly and distribute any net realized capital gains to its shareholders at least annually.

SCHEDULE A
Fund	Date of Summary Prospectus and Prospectus
Grayscale Bitcoin Covered Call ETF	March 31, 2025 (Prospectus)
April 1, 2025 (Summary Prospectus)

Grayscale Bitcoin Premium Income ETF	March 31, 2025 (Prospectus)
April 1, 2025 (Summary Prospectus)